Exhibit 99.1

Novo Integrated Sciences Announces Uplist

to The Nasdaq Capital Market

Bellevue, Washington—(Business Wire – February 22, 2021) - Novo Integrated Sciences, Inc. (OTCQB: NVOSD) (OTCQB: NVOS) (“Novo Integrated Sciences” or the “Company”), a U.S.-based provider of multi-dimensional primary care services in Canada, announced today that the Company has completed all necessary regulatory steps and been approved to uplist to The Nasdaq Capital Market. The ticker symbol will remain unchanged, as “NVOS,” and the stock will begin trading on The Nasdaq Capital Market on February 23, 2021.

Robert Mattacchione, the Company’s CEO and Board Chairman, stated, “I am pleased to announce that the Company has been approved to commence trading on The Nasdaq Capital Market. This represents an important milestone for Novo Integrated Sciences. I want to thank our employees for their hard work and perseverance in support of this great accomplishment, and concurrently, our shareholders for their patience and interest regarding the Company. The uplist to The Nasdaq Capital Market creates the opportunity for the Company to have more visibility from a much broader pool of investors and, in turn, increased liquidity. Accordingly, we are now even more enthusiastic about Novo Integrated Sciences’ significant future growth potential. At the same time, we recognize that this growth potential will only be realized by continued adherence to our core values and successfully implementing our strategic plan through unwavering persistence, passion, and discipline.”

Maxim Group LLC and Anthony L.G., PLLC are acting as financial advisor and legal counsel, respectively, to Novo Integrated Sciences in connection with the uplist to The Nasdaq Capital Market.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is a U.S. based corporation which owns Canadian and U.S. subsidiaries that deliver, or intend to deliver, multidisciplinary primary care related services and products through the integration of medical technology, advanced therapeutics and rehabilitative science.

Currently, the Company’s revenue is generated solely through its wholly owned Canadian subsidiary, Novo Healthnet Limited (“NHL”), which provides services and products through both clinic and eldercare related operations.

NHL’s team of multidisciplinary primary health care clinicians and practitioners provide assessment, diagnosis, treatment, pain management, rehabilitation, education and primary prevention for a wide array of orthopedic, musculoskeletal, sports injury, and neurological conditions across various demographics including pediatric, adult, and geriatric populations through NHL’s corporate-owned clinics, a contracted network of affiliate clinics, and eldercare related long-term care homes, retirement homes, and community-based locations in Canada.

Additionally, we continue to expand our patient care philosophy of maintaining an on-going continuous connection with our patient community, beyond the traditional confines of brick-and-mortar facilities, by extending oversight of patient diagnosis, care and monitoring, directly through various Medical Technology Platforms, either in-use or under development.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Chris David, President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797